Exhibit 10.2

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed as of the 28th day of September, 2012 (the “Ninth Amendment Effective Date”), by and among EDGEN MURRAY CORPORATION, a Nevada corporation (the “US Borrower”), EDGEN MURRAY CANADA INC., an Alberta corporation (the “Canadian Borrower”), EDGEN MURRAY EUROPE LIMITED, a limited company incorporated under the laws of England and Wales with registered number 01241058 (the “UK Borrower”), EDGEN MURRAY PTE. LTD., an entity organized under the laws of Singapore (the “Singapore Borrower”, and together with the US Borrower, the Canadian Borrower and the UK Borrower, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the US Collateral Agent and the Issuing Bank, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Administrative Agent and the Canadian Collateral Agent, and J.P. MORGAN EUROPE LIMITED, as the UK Administrative Agent and the UK Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain affiliates of the Borrowers, the Lenders, the Agents and the Issuing Bank are parties to that certain Credit Agreement dated as of May 11, 2007 (as amended, supplemented and modified from time to time, the “Credit Agreement;” unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the parties desire to amend the credit agreement in certain respects;

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to the Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 2 hereof, on the Ninth Amendment Effective Date, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1    New Definitions.  Section 1.01 of the Credit Agreement shall be amended to include the following defined terms in appropriate alphabetical order:

“2009 Senior Notes” means senior secured notes issued by US Borrower in an aggregate principal amount of US $465,000,000 having the terms and conditions set forth in the Preliminary Offering Memorandum pertaining to the senior secured notes dated December 8, 2009 copies of which have been provided to the Agents and Lenders; provided that the term “2009 Senior Notes” shall also include the new exchange notes having terms substantially identical in all material respects to the senior secured notes (except that the new exchange notes will not contain terms with respect to special interest or transfer restrictions) and for which the 2009 Senior Notes may be exchanged for on the terms as set forth in such Preliminary Offering Memorandum.

“2012 Senior Notes” means senior secured notes proposed to be issued by US Borrower in an aggregate principal amount of up to US $575,000,000 having substantially the terms and conditions set forth in the Preliminary Offering Memorandum dated October 1, 2012 pertaining to the senior secured notes, copies of which have been provided to the Agents and Lenders and otherwise issued in accordance with and satisfying the 2012 Senior Notes Issuance Conditions.

“2012 Senior Notes Issuance Conditions” means the following conditions which shall be satisfied in connection with the issuance of the 2012 Senior Notes:

(a)	the 2012 Senior Notes shall be issued at an interest rate not exceeding 10% per annum;

(b)	the maturity date of the 2012 Senior Notes shall be no less than five (5) years from the date the 2012 Senior Notes are issued;

(c)
the aggregate net proceeds received by US Borrower from the issuance of the 2012 Senior Notes shall be in an amount not less than the amount necessary to prepay and discharge the 2009 Senior Notes in their entirety (inclusive of principal, interest, premiums and other transaction fees and expenses);

(d)
net proceeds from the issuance of the 2012 Senior Notes in an amount not less than the outstanding principal amount of the 2009 Senior Notes plus accrued interest and premiums shall be used in full to pre-pay and discharge (including by irrevocably depositing such amount in cash in U.S. dollars into escrow with the 2009 Senior Notes trustee contemporaneously with the issuance of the 2012 Senior Notes as trust funds in trust solely for the benefit of the holders of the 2009 Senior Notes pursuant to Section 12.1 of the Senior Notes Indenture with respect to the 2009 Senior Notes) the 2009 Senior Notes plus accrued interest and premiums in cash within one hundred twenty (120) days after the Ninth Amendment Effective Date, subject to Section 6.08(b)(viii) hereof;

(e)	the 2012 Senior Notes are issued on or before December 31, 2012;

(f)	the Senior Notes Collateral Agent, Holdings and the US Borrower shall have entered into the Senior Notes Intercreditor Agreement with respect to the 2012 Senior Notes;

(g)
the Administrative Agent shall have been provided with copies of all Senior Note Documents with respect to the 2012 Senior Notes, all of which shall be certified by the Borrower Representative as true, correct and complete and all of which shall be approved by each Administrative Agent acting reasonably;

(h)
the Administrative Agent shall have received executed legal opinions from Dechert LLP with respect to the Senior Notes Intercreditor Agreement, the other Senior Notes Documents and the issuance of the 2012 Senior Notes as the Administrative Agent shall reasonably request (in each of the foregoing cases with respect to the 2012 Senior Notes), each of which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(i)	no Default or Event of Default shall exist immediately prior to the issuance of the 2012 Senior Notes and the pre-payment of the 2009 Senior Notes or after giving effect thereto;

(j)
each representation and warranty set forth in Article III hereof and each representation and warranty contained in each other Loan Document shall be true and correct in all material respects immediately prior to, and immediately after giving effect to, such issuance of the 2012 Senior Notes and pre-payment of the 2009 Senior Notes except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; and

(k)
the Loan Parties shall have paid or reimbursed the Administrative Agent for all costs, fees and expenses incurred by the Administrative Agent in connection with the issuance of the 2012 Senior Notes and pre-payment of the 2009 Senior Notes, including, without limitation, the reasonable fees, disbursements and other charges of Vinson & Elkins LLP, counsel to the Administrative Agent, as well as any necessary local counsel.

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement dated as of September 28, 2012 by and among the Borrowers, the Administrative Agent, the Canadian Administrative Agent, the UK Administrative Agent and the Required Lenders.

1.2    Amended and Restated Definitions.  The definitions set forth below contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

“Senior Notes” means the 2009 Senior Notes and/or the 2012 Senior Notes, as the context requires.

“Senior Notes Indenture” means (a) with respect to the 2009 Senior Notes, the Indenture to be entered into between the US Borrower as Issuer and The Bank of New York Mellon, N.A. as Trustee setting forth certain terms and conditions of the 2009 Senior Notes and/or (b) with respect to the 2012 Senior Notes, the Indenture to be entered into between the US Borrower as Issuer and The Bank of New York Mellon, N.A. as Trustee setting forth certain terms and conditions of the 2012 Senior Notes, as the context requires.

“Senior Notes Intercreditor Agreement” means (a) with respect to the 2009 Senior Notes, that certain Intercreditor Agreement dated as of December 23, 2009, by and among the US Borrower, Holdings, the US Administrative Agent, the US Collateral Agent, and the Senior Notes Collateral Agent and/or (b) with respect to the 2012 Senior Notes, the intercreditor agreement to be entered into among the US Borrower, Holdings, the US Administrative Agent, the US Collateral Agent, and the Senior Notes Collateral Agent substantially in the form of the Intercreditor Agreement described in clause (a) of this definition, as the context requires.

1.3    Deleted Definition.  The definition of “Senior Notes Issuance Conditions” contained in Section 1.01 of the Credit Agreement shall be deleted in its entirety.

1.4    Indebtedness.  Section 6.01(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)           Indebtedness which represents an extension, refinancing, or renewal of any of the Indebtedness described in clauses (b), (e), (i), (j) and (k) hereof; provided that, (i) the principal amount or interest rate of such Indebtedness is not increased (except as to the interest rate, as expressly permitted by Section 6.11), (ii) any Liens securing such Indebtedness are not extended to any additional property of any Loan Party, (iii) no Loan Party that is not originally obligated with respect to repayment of such Indebtedness is required to become obligated with respect thereto, (iv) such extension, refinancing or renewal does not result in a shortening of the average weighted maturity of the Indebtedness so extended, refinanced or renewed, (v) the terms of any such extension, refinancing, or renewal are not less favorable to the obligor thereunder than the original terms of such Indebtedness and (vi) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Secured Obligations, then the terms and conditions of the refinancing, renewal, or extension Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness; provided further that (A) the conditions of clauses (i) and (v) of this Section 6.01(f) will not apply to the refinancing of the Term Loans pursuant to the issuance of the Senior Notes, (B) the conditions of clauses (i) and (v) of this Section 6.01(f) will not apply to the refinancing of the Senior Notes pursuant to the issuance of the 2012 Senior Notes provided that each of the 2012 Senior Notes Issuance Conditions are satisfied in connection with, and at the time of, the issuance of the 2012 Senior Notes and (C) with respect to clauses (ii) and (iii) of this Section 6.01(f), any refinancing of the Senior Notes may extend to the assets of any Loan Party and include any Loan Party as an obligor to the extent contemplated by the Term Loans; provided, that, in connection with the extension of any such additional Liens, any security or collateral agent, trustee or other holder of such Liens securing Indebtedness representing a refinancing of the Senior Notes shall enter into an intercreditor agreement which shall be on terms no less favorable to Agents, Lenders and other holders of  the Secured Obligations than those set forth in the Senior Notes Intercreditor Agreement and such intercreditor agreement shall (1) otherwise be on terms and conditions acceptable to the Administrative Agent in its sole discretion and (2) expressly provide that any Liens extended on Collateral shall not have priority over, and shall be subordinate to, the Liens in favor of the applicable Agent securing the applicable Secured Obligations;”

1.5    Certain Payments of Indebtedness.  Section 6.08(b)(vi) of the Credit Agreement is hereby amended by deleting the “and” following “;”, Section 6.08(b)(vii) of the Credit Agreement is hereby amended by deleting the “.” and replacing it with “;” and Section 6.08(b) of the Credit Agreement is hereby amended to add a new clause (viii) thereto which shall read in full as follows:

“(viii) within one hundred twenty (120) days after the Ninth Amendment Effective Date, the US Borrower may repay and discharge (including by irrevocably depositing such amount in cash in U.S. dollars into escrow with the 2009 Senior Notes trustee contemporaneously with the issuance of the 2012 Senior Notes as trust funds in trust solely for the benefit of the holders of the 2009 Senior Notes pursuant to Section 12.1 of the Senior Notes Indenture with respect to the 2009 Senior Notes) all or a portion of the 2009 Senior Notes plus accrued interest and premiums solely with proceeds of the 2012 Senior Notes; provided, that (x) no Default has occurred which is continuing or would result after giving effect to such repayment and (y) immediately after giving effect to such repayment Aggregate Availability is not less than $44,500,000.”

1.6    Amendment of Material Documents.  The first parenthetical in Section 6.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(in the case of the 2012 Senior Notes in excess of US $575,000,000)”

1.7    Events of Default.  Clause (t) of Article VII of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“(t)           the Senior Notes Intercreditor Agreement shall cease for any reason (other than payment in full of the applicable Senior Notes) to be in full force and effect, or any Loan Party shall so assert;”

SECTION 2.    Conditions Precedent to Amendment.  This Amendment shall be effective as of the Ninth Amendment Effective Date when the following conditions precedent have been satisfied:

2.1    Amendment.  The Administrative Agent shall have received counterparts of this Amendment executed on behalf of each Loan Party, the Administrative Agent, the Canadian Administrative Agent, the UK Administrative Agent and the Required Lenders.

2.2    Absence of Defaults.  No Default or Event of Default shall exist.

2.3    Expenses.  The Borrowers shall have paid to the Administrative Agent all outstanding costs and expenses owing to the Administrative Agent as of such date, including, without limitation, the reasonable fees, disbursements and other charges of Vinson & Elkins LLP, counsel to the Administrative Agent, as well as any necessary local counsel.

2.4    Fees.  The Loan Parties shall have paid to each Lender that executed and delivered a signed copy of this Amendment on or prior to the Ninth Amendment Effective Date an amendment fee in the amount of .10% of the aggregate U.S. Revolving Commitment and Singapore Revolving Commitment of such Lender and shall have paid to JPMorgan Chase Bank, N.A. all fees required to be paid by the Loan Parties to JPMorgan Chase Bank, N.A. pursuant to the fee letter entered into in connection with this Amendment.

SECTION 3.    Representations and Warranties.  In order to induce the Agents and each Lender to enter into this Amendment, the Loan Parties hereby jointly and severally represent and warrant to the Agents and each Lender that:

3.1    Authorization, Enforceability.  The execution, delivery and performance of this Amendment by each Loan Party are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders.  This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.2    Governmental Approvals; No Conflicts.  The execution, delivery and performance of this Amendment by each Loan Party (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect (except for any such consent, approval, registration or filing, or any other action, referred to in this clause the absence of which could not reasonably be expected to have a Material Adverse Effect), (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents (in the case of clause (b) (other than as clause (b) relates to the Certificate of Incorporation and Bylaws or other organizational documents of a Loan Party) or (c), which would not reasonably be expected to have a Material Adverse Effect).

3.3    Bring Down.  The representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date.

3.4    Absence of Defaults.  Both before and after giving effect to this Amendment no Default or Event of Default has occurred and is continuing.

SECTION 4.    Miscellaneous.

4.1    Reaffirmation of Loan Documents; Extension of Liens.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended hereby, remain in full force and effect.  The applicable Loan Parties hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2    Parties in Interest.  All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3    Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by each Loan Party and the Required Lenders at which time this Amendment shall be binding on, enforceable against and inure to the benefit of the Loan Parties and all Lenders.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

4.4    COMPLETE AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.

4.5    Headings.  The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6    No Implied Waivers.  No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.7    Review and Construction of Documents.  Each Loan Party hereby acknowledges, and represents and warrants to the Agents and the Lenders, that (a) such Loan Party has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) such Loan Party has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Loan Party has executed this Amendment of its own free will and volition, and (d) this Amendment shall be construed as if jointly drafted by the Loan Parties and the Lenders.  The recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

4.8    Arms-Length/Good Faith.  This Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.9    Interpretation.  Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10  Severability.  In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11  Confirmation of Loan Guaranty, Assignments; Further Assurances.  By signing below where indicated each Loan Party, in its capacity as Loan Guarantor, hereby acknowledges and approves the Credit Agreement, as amended by this Amendment, and the Loan Documents (including, without limitation, any and all documents delivered in connection with this Amendment) and the terms thereof, and specifically agrees to comply with all provisions which refer to or affect such Loan Guarantor, the Loan Guaranty and any matter in connection therewith. Without limiting the generality of the foregoing, each Loan Guarantor specifically consents to all of the transactions contemplated in this Amendment and further agrees and confirms that the Loan Guaranty executed and provided to the Agents and Lenders, as applicable, by such Loan Guarantor, continues in full force and effect in favor of the Agents and Lenders, as applicable.  The payment of the Guaranteed Obligations (or applicable portion thereof) shall continue to be unconditionally guaranteed by, and Loan Guarantor hereby confirms and ratifies, the Loan Guaranty, and hereby unconditionally guarantees the prompt and full payment of the Guaranteed Obligations (or applicable portion thereof) to the Agents and Lenders, as applicable, in accordance with the terms of the Loan Guaranty.  Each Loan Party shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action, as any Agent may, from time to time, deem reasonably necessary or proper in connection with this Amendment and the Credit Agreement, as amended hereby.

4.12  WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.13  Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWERS:	EDGEN MURRAY CORPORATION

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Executive Vice President and Chief Financial Officer

EDGEN MURRAY CANADA INC.

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President and Chief Financial Officer

EDGEN MURRAY EUROPE LIMITED

By:	/s/ Lynne Nelson
Name:	Lynne Nelson
Title:	Director

EDGEN MURRAY PTE. LTD.

By:	/s/ Lynne Nelson
Name:	Lynne Nelson
Title:	Director

[Signature Page to Ninth Amendment to Credit Agreement – Edgen Murray Corporation]

OTHER LOAN PARTIES:	EM HOLDINGS LLC

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Executive Vice President and Chief Financial Officer

PIPE ACQUISITION LIMITED

By:	/s/ Lynne Nelson
Name:	Lynne Nelson
Title:	Director

EMGH LTD.

By:	/s/ Lynne Nelson
Name:	Lynne Nelson
Title:	Director

EMBZ I, L.L.C.

By:	/s/ Daniel D. Keaton
Name:	Daniel D. Keaton
Title:	President

EMBZ II, L.L.C.

By:	/s/ Daniel D. Keaton
Name:	Daniel D. Keaton
Title:	President

EDGEN MURRAY DO BRASIL LIMITADA

By:	/s/ Angel Alexander Collazo Carrasquel
Name:	Angel Alexander Collazo Carrasquel
Title:	Manager

[Signature Page to Ninth Amendment to Credit Agreement – Edgen Murray Corporation]

AGENTS/LENDERS:	JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, US Collateral Agent, a US Revolving Lender, Issuing Bank and Swingline Lender

	By:	/s/ Timothy J. Whitefoot
	Name:	Timothy J. Whitefoot
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually, as Canadian Administrative Agent, Canadian Collateral Agent and a Canadian Revolving Lender

By:	/s/ Agostino A. Marchetti
Name:	Agostino A. Marchetti
Title:	Vice President

J.P. MORGAN EUROPE LIMITED, individually, as UK Administrative Agent and UK Collateral Agent

By:	/s/ Timothy Jacob
Name:	Timothy Jacob
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, individually, as a UK Revolving Lender

By:	/s/ Timothy Jacob
Name:	Timothy Jacob
Title:	Senior Vice President

[Signature Page to Ninth Amendment to Credit Agreement – Edgen Murray Corporation]

HSBC BANK USA, N.A., as a US Revolving Lender

By:	/s/ Rafael De Paoli
Name:	Rafael De Paoli
Title:	Authorized Officer

HSBC BANK PLC, as a UK Revolving Lender

By:	/s/ Kyle Boas
Name:	Kyle Boas
Title:	Global Relationship Manager

HSBC BANK CANADA, as a Canadian Revolving Lender

By:	/s/ JJM Paterson
Name:	JJM Paterson
Title:	Assistant Vice President

By:	/s/ Brian Chick
Name:	Account Manager
Title:	Commercial Banking

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, as a Singapore Revolving Lender, Singapore Administrative Agent and Singapore Collateral Agent

By:	/s/ Patrick Kin Hock Yean
Name:	Patrick Kin Hock Yean
Title:	Senior Vice President

[Signature Page to Ninth Amendment to Credit Agreement – Edgen Murray Corporation]

WELLS FARGO CAPITAL FINANCE, LLC, as a US Revolving Lender and a UK Revolving Lender

By:	/s/ Kevin J. Fong
Name:	Kevin J. Fong
Title:	Vice President

WELLS FARGO FOOTHILL CANADA ULC, as a Canadian Revolving Lender

By:	/s/ Domenic Cosentino
Name:	Domenic Cosentino
Title:	Vice President

[Signature Page to Ninth Amendment to Credit Agreement – Edgen Murray Corporation]

BANK OF AMERICA, N.A., as a US Revolving Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Revolving Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as a UK Revolving Lender

By:	/s/ Mark Porter
Name:	Mark Porter
Title:	Senior Vice President

[Signature Page to Ninth Amendment to Credit Agreement – Edgen Murray Corporation]